Exhibit (e)(1)

                          MASTER DISTRIBUTION AGREEMENT


         AGREEMENT made as of the 13th day of January, 2010, severally by and between each entity listed on Appendix A (each a "Fund" and collectively, with each series thereof, the "Funds"), each with its principal office and place of business at 345 Park Avenue, New York, New York 10154 and DWS Investments Distributors, Inc., a Delaware corporation with its principal office and place of business at 222 South Riverside Plaza, Chicago, IL 60606 (the "Distributor"), effective with respect to each Fund as of the date specifically and individually indicated on Appendix A to this Agreement, as may be amended from time to time.

         WHEREAS, each Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, or is a series of an open-end management investment company, and may issue its shares (the "Shares") in separate series and classes and continuously offer for sale its Shares to the public; and

         WHEREAS, the Distributor is registered under the Securities Exchange Act of 1934, as amended ("1934 Act"), as a broker-dealer and is engaged in the business of selling shares of registered investment companies either directly to purchasers or through other securities dealers;

         WHEREAS, each Fund offers Shares of one or more classes (each such class together with all other classes established in Appendix A, and made subject to this Agreement in accordance with Section 16 hereof, being herein referred to as a "Class," and collectively as the "Classes");

         WHEREAS, each Fund desires that the Distributor offer the Shares thereof to the public and the Distributor is willing to provide those services on the terms and conditions set forth in this Agreement in order to promote the growth of the Funds and facilitate the distribution of the Shares;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, each Fund severally and the Distributor hereby agree as follows:

SECTION 1.  APPOINTMENT

         Each Fund hereby appoints the Distributor as its principal underwriter and distributor to sell its Shares to the public and hereby agrees during the term of this Agreement to sell its Shares to the Distributor upon the terms and conditions herein set forth.



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SECTION 2.  EXCLUSIVE NATURE OF DUTIES

         The Distributor shall be the exclusive representative of each Fund to act as principal underwriter and distributor except that the rights given under this Agreement to the Distributor shall not apply to Shares issued in connection with: (i) the merger, consolidation or reorganization of any other investment company with a Fund; (ii) a Fund's acquisition by purchase or otherwise of all or substantially all of the assets or stock of any other investment company;
(iii) the reinvestment in Shares by a Fund's shareholders of dividends or other distributions or any other offering by a Fund of securities to its shareholders; or (iv) an investment made by a Fund in another Fund.

SECTION 3.  PURCHASE OF SHARES; OFFERING OF SHARES

         (a) The Distributor shall have the right, acting as principal, to buy from each Fund the Shares needed to fill unconditional orders for Shares as shall then be effectively registered under the Securities Act placed with the Distributor by investors or securities dealers or depository institutions or other financial intermediaries acting as agent for their customers or on their own behalf. Alternatively, the Distributor may act as each Fund's agent, to offer, and to solicit offers to subscribe to, Shares as shall then be effectively registered under the Securities Act. The Distributor will promptly forward all orders and subscriptions for Shares. The price which the Distributor shall pay for Shares purchased by it from the Funds shall be the net asset value, determined as set forth in Section 3(c) hereof, used in determining the public offering price on which the orders are based. The price at which the Distributor shall offer and sell Shares to investors shall be the public offering price, as set forth in Section 3(b) hereof. The Distributor may sell Shares to securities dealers, depository institutions or other financial intermediaries acting as agent for their customers that have entered into agreements with the Distributor pursuant to Section 11 hereof or acting on their own behalf. Each Fund reserves the right to sell its Shares directly to investors through subscriptions received by the Fund, but no such direct sales shall affect the sales charges due to the Distributor hereunder.

         (b) The public offering price of the Shares, i.e., the price per Share at which the Distributor or selected dealers or selected agents (each as defined in Section 11 hereof) may sell Shares to the public or to those persons eligible to invest in Shares as described in each Fund's Prospectus, shall be the public offering price determined in accordance with the then currently effective Prospectus of each Fund under the Securities Act relating to such Shares, but not to exceed the net asset value at which the Distributor, when acting as principal, is to purchase such Shares, plus, in the case of Shares for which an initial sales charge is assessed, an initial charge equal to a specified percentage of the public offering price of the Shares as set forth in the current Prospectus relating to the Shares. In the case of Shares for which an initial sales charge may be assessed, Shares may be sold to certain classes of persons at reduced sales charges or without any sales charge as from time to time set forth in the current Prospectus relating to the Shares.

         (c) The net asset value per Share shall be determined by each respective Fund, or an agent of that Fund, in accordance with the governing instruments of each

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

Fund and applicable law. Each Fund will advise the Distributor of the net asset value per Share at each time as the net asset value per Share shall have been determined by each Fund.

         (d) Each Fund reserves the right to suspend the offering of Shares of any Class at any time in the absolute discretion of the Board of Directors or Board of Trustees, as applicable (the "Board") of such Fund, and upon notice of such suspension the Distributor shall cease to offer the Shares specified in the notice.

         (e) Each Fund, or any agent of the Fund designated in writing to the Distributor by the Fund, shall be promptly advised by the Distributor of all purchase orders for Shares received by the Distributor and all orders for Shares obtained by the Distributor shall be directed to the Funds for acceptance and shall not be binding until accepted by the Funds. Any order may be rejected by a Fund; provided, however, that each Fund will not arbitrarily or without reasonable cause refuse to accept or confirm orders for the purchase of Shares. Each Fund (or its agent) will confirm orders upon their receipt and acceptance, will make appropriate book entries and, upon receipt by a Fund (or its agent) of payment thereof, will issue such Shares in certificated or uncertificated form pursuant to the instructions of the Distributor. The Distributor agrees to cause such payment and such instructions to be delivered promptly to each Fund (or its agent).

SECTION 4.  REPURCHASE OR REDEMPTION OF SHARES

         The Distributor shall act as each Fund's agent in connection with the repurchase of Shares as provided in each Fund's registration statement, as applicable.

SECTION 5.  DUTIES AND REPRESENTATIONS OF THE DISTRIBUTOR

         (a) The Distributor shall use best efforts to sell Shares upon the terms and conditions contained herein and in the then current Prospectus, but shall not be obligated to sell any specific number of Shares. The Distributor shall only sell Shares against orders therefore and will not purchase Shares from any person other than the Fund except as provided in Section 4. The services of the Distributor to each Fund hereunder are not to be deemed exclusive, and nothing herein contained shall prevent the Distributor from entering into like arrangements with other investment companies so long as the performance of its obligations hereunder is not impaired thereby.

         (b) In selling Shares, the Distributor shall comply with the requirements of all federal and state laws relating to the sale of the Shares, as well as the requirements of FINRA and any other applicable self-regulatory organization.

         (c) The Distributor shall adopt and follow procedures for the confirmation of sales to investors and selected dealers or selected agents, the collection of amounts payable by investors and selected dealers or selected agents on such sales, and the cancellation of unsettled transactions, as may be necessary to comply with the requirements of the FINRA and any other applicable self-regulatory organization.



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

         (d) The Distributor shall provide the Board on a quarterly basis with a written report of the amounts expended in connection with this Agreement as requested by the Board.

         (e) The Distributor represents and warrants to each Fund that:

         (i) It is a corporation duly organized and existing and in good standing under the laws of the State of Delaware and it is duly qualified to carry on its business in the State of Delaware;

         (ii) It is empowered under applicable laws and by its Articles of Incorporation to enter into and perform this Agreement;

         (iii) All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

         (iv) It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement;

         (v) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Distributor, enforceable against the Distributor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties;

         (vi) It is registered under the 1934 Act with the Securities and Exchange Commission (the "SEC") as a broker-dealer, it is a member in good standing of the FINRA, it will abide by the rules and regulations of the FINRA, and it will notify the Funds if its membership in the FINRA is terminated or suspended; and

         (vii) The performance by the Distributor of its obligations hereunder does not and will not contravene any provision of its Articles of Incorporation.

         (f) Notwithstanding anything in this Agreement, including the Appendices, to the contrary, the Distributor makes no warranty or representation as to the number of selected dealers or selected agents with which it has entered into agreements in accordance with Section 11 hereof, as to the availability of any Shares to be sold through any selected dealer, selected agent or other intermediary or as to any other matter not specifically set forth herein.

SECTION 6.  DUTIES AND REPRESENTATIONS OF THE FUND

         (a) Each Fund shall furnish to the Distributor copies of all financial statements and other documents to be delivered to shareholders or investors at least two


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Fund business days prior to such delivery and shall furnish the Distributor copies of all other financial statements, documents and other papers or information which the Distributor may reasonably request for use in connection with the distribution of Shares. Each Fund shall make available to the Distributor the number of copies of its Prospectuses as the Distributor shall reasonably request, provided that the Distributor shall bear the expense of printing any Prospectuses used solely for purposes of offers and sales.

         (b) Each Fund shall take, from time to time, subject to the approval of the Board and any required approval of its shareholders, all action necessary to fix the number of authorized Shares (if such number is not unlimited) and to register the Shares under the Securities Act, to the end that there will be available for sale the number of Shares as reasonably may be expected to be sold pursuant to this Agreement.

         (c) Each Fund shall register or qualify the Shares for sale under the securities laws of the various states of the United States and other jurisdictions ("States") as each Fund, in its sole discretion shall determine. Any registration or qualification may be withheld, terminated or withdrawn by a Fund at any time in its discretion. The Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Funds in connection with such registration or qualification.

         (d) Each Fund represents and warrants to the Distributor that:

         (i) It is a corporation or business trust duly organized and existing and in good standing under the laws of where its Organizational Documents are filed;

         (ii) It is empowered under applicable laws and by its Organizational Documents to enter into and perform this Agreement;

         (iii) All proceedings required by the Organizational Documents have been taken to authorize it to enter into and perform its duties under this Agreement;

         (iv) It is registered as an open-end management investment company with the SEC under the 1940 Act;

         (v) All Shares, when issued, shall be validly issued, fully paid and non-assessable;

         (vi) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of each Fund, enforceable against each Fund in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties;



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

         (vii) The performance by each Fund of its obligations hereunder does not and will not contravene any provision of its Organizational Documents.

         (viii) Each Fund's Registration Statement is currently effective and, except as the Fund otherwise notifies the Distributor, will remain effective with respect to all Shares of its series and Classes (as applicable) thereof being offered for sale;

         (ix) Each Fund will use its best efforts to ensure that its Registration Statement and Prospectuses have been or will be, as the case may be, carefully prepared in conformity with the requirements of the Securities Act and the rules and regulations thereunder;

         (x) Each Fund will use its best efforts to ensure that (A) its Registration Statement and Prospectuses contain or will contain all statements required to be stated therein in accordance with the Securities Act and the rules and regulations thereunder, (B) all statements of fact contained or to be contained in the Registration Statement or Prospectuses are or will be true and correct at the time indicated or on the effective date as the case may be and (C) neither the Registration Statement nor any Prospectus, when they shall become effective or be authorized for use, will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of Shares;

         (xi) Each Fund will from time to time file such amendment or amendments to its Registration Statement and Prospectuses as, in the light of then-current and then-prospective developments, shall, in the opinion of its counsel, be necessary in order to have the Registration Statement and Prospectuses at all times contain all material facts required to be stated therein or necessary to make any statements therein not misleading to a purchaser of Shares ("Required Amendments"); and

         (xii) Each Fund will use its best efforts to ensure that the Fund shall not file any amendment to its Registration Statement or Prospectuses without giving the Distributor reasonable advance notice thereof (which under normal circumstances shall be at least three Fund business days); provided, however, that nothing contained in this Agreement shall in any way limit a Fund's right to file at any time such amendments to its Registration Statement or Prospectuses, of whatever character, as the Funds may deem advisable, such right being in all respects absolute and unconditional.

SECTION 7.  LIMITATION OF LIABILITY

         (a) The Distributor shall be an independent contractor and shall be responsible for its own conduct and the employment, control and conduct of its agents and employees. Except as otherwise specifically provided herein, the Distributor shall be responsible for all expenses incurred by it in the performance of its duties hereunder. Except as otherwise specifically provided for in this Agreement, the Distributor shall not be liable to the Funds or any of the Funds' shareholders for any error of judgment or mistake of law, for any loss arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Distributor's duties or obligations under this Agreement or by reason of the Distributor's reckless disregard of its duties and obligations under this Agreement.

         (b) The Distributor shall not be liable to the Funds for any action taken or failure to act in good faith reliance upon:

         (i) the advice of a Fund or of counsel, who may be counsel to the Funds or counsel to the Distributor;

         (ii) any oral instruction which the Distributor receives and which it reasonably believes in good faith was transmitted by the person or persons authorized by the Board to give such oral instruction (the Distributor shall have no duty or obligation to make any inquiry or effort of certification of such oral instruction);

         (iii) any written instruction or certified copy of any resolution of the Board, and the Distributor may rely upon the genuineness of any such document or copy thereof reasonably believed in good faith by the Distributor to have been validly executed; or

         (iv) any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other document reasonably believed in good faith by the Distributor to be genuine and to have been signed or presented by a Fund or other proper party or parties;

and the Distributor shall not be under any duty or obligation to inquire into the validity or invalidity or authority or lack thereof of any statement, oral or written instruction, resolution, signature, request, letter of transmittal, certificate, opinion of counsel, instrument, report, notice, consent, order, or any other document or instrument which the Distributor reasonably believes in good faith to be genuine.

         (c) The Distributor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Distributor's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply. In addition, to the extent the Distributor's obligations hereunder are to oversee or monitor the activities of third parties, the Distributor shall not be liable for any failure or delay in the performance of the Distributor's duties caused, directly or indirectly, by the failure or delay of such third parties in performing their respective duties or cooperating reasonably and in a timely manner with the Distributor.



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

         (d) For each Fund that is a Massachusetts business trust, a copy of the Fund's Declaration of Trust, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts. For each Fund that is a Massachusetts business trust, the Distributor is hereby expressly put on notice of the limitation of liability as set forth in the Fund's Declaration of Trust and it agrees that the obligations assumed by the Fund on behalf of each series pursuant to this Agreement will be limited in all cases to the series and its assets, and it will not seek satisfaction of any such obligation from the shareholders or any shareholder of the series or any other series of the Fund, or from any Trustee, officer, employee or agent of the Fund. The Distributor understands that the rights and obligations of each series under the Declaration of Trust are separate and distinct from those of any and all other series.


SECTION 8.  INDEMNIFICATION

         (a) The Funds will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, under the securities laws of the various States or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in each Fund's Registration Statement or Prospectuses, arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, or arising out of or based upon any filing made with the regulatory authorities of any State unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to a Fund in connection with the preparation of the Registration Statement, exhibits to the Registration Statement or filings made with the regulatory authorities of any State by or on behalf of the Distributor ("Distributor Claims").

         After receipt of the Distributor's notice of termination under Section 13(e) of this Agreement, each Fund shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to each Fund's Registration Statement and for which the Funds have not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to a Fund by or on behalf of the Distributor.



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

         (b) The Funds may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Funds and approved by the Distributor, which approval shall not be withheld unreasonably. Each Fund shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If a Fund assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If a Fund does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by a Fund or has been advised that it may have available defenses or claims that are not available to or conflict with those available to a Fund, that Fund will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Funds, which consent shall not be unreasonably withheld or delayed.

         (c) The Distributor will indemnify, defend and hold each Fund and its several officers and directors/trustees (collectively, the "Fund Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

         (i) any alleged untrue statement of a material fact contained in a Fund's Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to a Fund in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

         (ii) any act of, or omission by, Distributor or its sales representatives that does not conform to the requirements of paragraphs
         (a), (b) and (c) of Section 5 of this Agreement (collectively, "Fund Claims").

         (d) The Distributor may assume the defense of any suit brought to enforce any Fund Claim and may retain counsel of good standing chosen by the Distributor and approved by the Funds, which approval shall not be withheld unreasonably. The Distributor shall advise a Fund that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if a Fund does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will


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

reimburse any Fund Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Fund Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

         (e) The Funds' and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Funds or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Fund Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Fund Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

         (f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Fund Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Fund Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

         (g) The Distributor agrees promptly to notify each Fund of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares. Each Fund agrees promptly to notify the Distributor of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of its Shares.

         (h) Nothing contained herein shall require the Funds to take any action contrary to any provision of their Organizational Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Funds nor the Distributor may amend their Organizational Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement, except if required by any applicable statute or regulation, and then only after notice to the other party.

         (i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Funds or the security holders of the Funds to which the Distributor would otherwise be subject by reason of its failure to satisfy the requirements of paragraphs (a), (b) and (c) of Section 5 of this Agreement.



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

SECTION 9.  NOTIFICATION TO THE DISTRIBUTOR

         Each Fund shall advise the Distributor immediately: (i) of any written request by the SEC for amendments to a Fund's Registration Statement or Prospectus or for additional information; (ii) in the event of the issuance by the SEC of any stop order suspending the effectiveness of a Fund's Registration Statement or any Prospectus or the initiation of any proceedings for that purpose; (iii) of the happening of any material event which makes untrue any statement made in a Fund's then current Registration Statement or Prospectus or which requires the making of a change in either thereof in order to make the statements therein not misleading; and (iv) of all action of the SEC with respect to any amendments to a Fund's Registration Statement or Prospectus which may from time to time be filed with the Commission under the 1940 Act or the Securities Act.

SECTION 10.  COMPENSATION; EXPENSES

         (a) In consideration of the Distributor's services in connection with the distribution of Shares and each Class thereof, the Distributor shall be entitled to receive: (i) any applicable sales charge assessed upon investors in connection with the purchase of Shares; (ii) from the Funds, any applicable contingent deferred sales charge ("CDSC") assessed upon investors in connection with the redemption of Shares; and (iii) from the Funds, the distribution service fees with respect to the Shares of those Classes as designated in Appendix A for which a plan under Rule 12b-1 under the 1940 Act (a "Plan") is effective (the "Distribution Fee"). The Distribution Fee shall be accrued daily by each applicable Fund or Class thereof and shall be paid monthly as promptly as possible after the last day of each calendar month but in any event on or before the fifth (5th) Fund business day after month-end, at the rate or in the amounts set forth in each Fund's prospectus and, as applicable, the Plan(s).

         (b) Each Fund shall cause its transfer agent (the "Transfer Agent") to withhold, from redemption proceeds payable to holders of Shares and the Classes thereof, all CDSCs properly payable by the shareholders in accordance with the terms of the applicable Prospectus and shall cause the Transfer Agent to pay such amounts over to the Distributor as promptly as possible after each month end.

         (c) Except as specified in Sections 8 and 10(a) of this Agreement, the Distributor shall be entitled to receive no compensation or reimbursement of expenses from the Funds for the services provided by the Distributor pursuant to this Agreement. The Distributor may receive compensation from the Funds' investment advisors, other service providers or their respective affiliates (collectively, the "Advisor") for its services hereunder or for additional services all as may be agreed to between the Advisor and the Distributor.

         (d) Each Fund shall be responsible and assume the obligation for payment of all its expenses, including fees and disbursements of its counsel and auditors, in connection with the preparation and filing of the Registration Statement and Prospectuses (including but not limited to the expense of setting in type the Registration Statement and

Prospectuses and printing sufficient quantities for internal compliance, regulatory purposes and for distribution to current shareholders).

         (e) Each Fund shall bear the cost and expenses: (i) of the registration of its Shares for sale under the Securities Act; (ii) of the registration or qualification of its Shares for sale under the securities laws of the various States; (iii) if necessary or advisable in connection therewith, of qualifying a Fund, or the Classes thereof (but not the Distributor) as an issuer or as a broker or dealer, in such States as shall be selected by a Fund; and (iv) payable to each State for continuing registration or qualification therein until a Fund decides to discontinue registration or qualification. The Distributor shall pay all expenses relating to the Distributor's broker-dealer qualification.

SECTION 11.  SELECTED DEALER AND SELECTED AGENT AGREEMENTS

         (a) The Distributor shall have the right to enter into sub-distribution agreements with securities dealers of its choice ("selected dealers") and with depository institutions and other financial intermediaries of its choice ("selected agents") for the sale of Shares and to fix therein the portion of the sales charge, if any, that may be allocated to the selected dealers or selected agents; provided, that all such agreements shall be in substantially the form of agreement as previously provided to and approved by the Funds and as the same may be amended or supplemented from time to time, or such other form as approved by the Funds. Shares shall be resold by selected dealers or selected agents only at the public offering price(s) set forth in the Prospectus relating to the Shares. The Distributor shall offer and sell Shares only to such selected dealers as are members in good standing of FINRA. The Distributor shall have the right to enter into shareholder servicing agreements with financial intermediaries of its choice; provided, that all such agreements shall be in a form as approved by the Funds.

         (b) The Distributor will supervise its relationships with selected dealers and agents and may make payments to those selected dealers and agents in such amounts as the Distributor may determine from time to time in its sole discretion.

SECTION 12.  CONFIDENTIALITY

         The Distributor agrees to treat all records and other information related to each Fund as proprietary information of that Fund and, on behalf of itself and its employees, to keep confidential all such information, except that the Distributor may:

         (i) prepare or assist in the preparation of periodic reports to shareholders and regulatory bodies such as the SEC;

         (ii) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information regarding investment companies; and

         (iii) release such other information as approved in writing by a Fund, which approval shall not be unreasonably withheld, provided, however, that the Distributor may release any information regarding a Fund without the consent of that Fund if the Distributor reasonably believes that it may be exposed to civil or criminal legal proceedings for failure to comply, when requested to release any information by duly constituted authorities or when so requested by a Fund.

SECTION 13.  EFFECTIVENESS, DURATION AND TERMINATION

         (a) This Agreement shall become effective with respect to each Fund as of the date specifically and individually indicated on Appendix A to this Agreement, as may be amended from time to time. Upon effectiveness of this Agreement, it shall supersede all previous agreements between the parties hereto covering the subject matter hereof insofar as such Agreement may have been deemed to relate to each Fund.

         (b) This Agreement shall continue in effect with respect to each Fund for a period of one year from its effectiveness and thereafter shall continue in effect with respect to the series until terminated; provided, that continuance is specifically approved at least annually: (i) by the Board or by a vote of a majority of the outstanding voting securities of each Fund; and (ii) by a vote of a majority of members of the Board (each a "Director" and together the "Directors") of each Fund (I) who are not parties to this Agreement or interested persons of any such party (other than as Directors of the Funds) and
(II) with respect to each Class of each Fund for which there is an effective Plan, who do not have any direct or indirect financial interest in any such Plan applicable to the Class or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on such approval.

         (c) This Agreement may be terminated at any time with respect to a Fund, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of a Fund or, with respect to each Class for which there is an effective Plan, a majority of Directors of a Fund who do not have any direct or indirect financial interest in any such Plan or in any agreements related to the Plan, on 60 days' written notice to the Distributor; or (ii) by the Distributor on 60 days' written notice to the Funds.

         (d) This Agreement shall automatically terminate upon its assignment and upon the termination of the Distributor's membership in FINRA.

         (e) If a Fund does not file a Required Amendment within fifteen days following receipt of a written request from the Distributor to do so, the Distributor may, at its option, terminate this Agreement immediately.

         (f) The obligations of Sections 5(e), 6(d), 8, 9 and 10 of this Agreement shall survive any termination of this Agreement with respect to each Fund or Class thereof.

SECTION 14.  NOTICES

         Any notice required or permitted to be given hereunder by the Distributor to a Fund or by a Fund to the Distributor shall be deemed sufficiently given if made in writing and personally delivered or sent by electronic mail, telegram, facsimile or registered, certified or overnight mail, postage prepaid, addressed by the party giving such notice to the other party at the last address furnished by the other party to the party giving such notice, and unless and until changed pursuant to the foregoing provisions hereof each such notice shall be addressed to a Fund or the Distributor, as the case may be, at their respective principal places of business.

SECTION 15.  ACTIVITIES OF THE DISTRIBUTOR

         Except to the extent necessary to perform the Distributor's obligations hereunder, nothing herein shall be deemed to limit or restrict the Distributor's right, or the right of any of the Distributor's employees, agents, officers or directors who may also be a director, officer or employee of the Funds, or affiliated persons of the Funds to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 16.  ADDITIONAL FUNDS AND CLASSES

         In the event that a Fund establishes one or more series of Shares or one or more Classes of Shares after the effectiveness of this Agreement, such series of Shares or Classes of Shares, as the case may be, shall become series and Classes under this Agreement upon approval of this Agreement by the Board of that Fund with respect to the series of Shares or Class of Shares and the execution of an amended Appendix A reflecting the applicable names and terms. The Distributor may elect by written notice to the Fund not to make any such series or Classes subject to this Agreement.

SECTION 17.  MISCELLANEOUS

         (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by the Distributor and the Funds. All material amendments to this Agreement must be approved by a vote of a majority of the Board, and of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan, this Agreement or in any other agreement related to the Plan, cast in person at a meeting called for such purpose.

         (b) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of New York.

         (c) This Agreement constitutes the entire agreement between the Distributor and the Funds and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

         (d) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         (e) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

         (f) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (g) No affiliated person, employee, agent, officer or director of the Distributor shall be liable at law or in equity for the Distributor's obligations under this Agreement.

         (h) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof.

         (i) The terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

         (j) The Distributor is hereby expressly put on notice of the limitation of liability set forth in the Organizational Documents and hereby agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in any case to such Fund and its assets, and in the case of a liability arising with respect a particular series or Class of Shares of a Fund, the assets of such series or Class, and the Distributor shall not seek satisfaction of any such obligation from the shareholders of any other Fund, the Directors, officers, employees or agents of such other Funds or any of them.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

                             On behalf of the entities listed in
                             Appendix A


                             By:  /s/John Millette
                                  -----------------------------------
                                  Name:  John Millette
                                  Title:  Vice President & Secretary


                             DWS INVESTMENTS DISTRIBUTORS, INC.


                             By:  /s/Michael Colon
                                  -----------------------------------
                                  Name:  Michael Colon
                                  Title:  Director & Chief Operating Officer


                              By:  /s/Caroline Pearson
                                  -----------------------------------
                                   Name: Caroline Pearson
                                   Title:  Secretary

                                   APPENDIX A
                                   ----------
             To Master Distribution Agreement dated January 13, 2010
                       (Effective as of January 13, 2010)

----------------------------- -------------------------------------------- ---------------- -----------------

Fund                          Series & Classes                             Effective Date   Initial Term of
                                                                           of Agreement     Agreement
----------------------------- -------------------------------------------- ---------------- -----------------
     CASH ACCOUNT TRUST                                                    January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                              Government & Agency Securities Portfolio     January 13,      September 30,
                              Share Classes: Capital Assets Fund           2010             2010
                              Shares, Davidson Cash Equivalent Plus
                              Shares, Davidson Cash Equivalent Shares,
                              DWS Government & Agency Money Fund, DWS
                              Government Cash Institutional Shares,
                              Government Cash Managed Shares, Premier
                              Money Market Shares, and Service Shares

----------------------------- -------------------------------------------- ---------------- -----------------
                                        Money Market Portfolio             January 13,      September 30,
                              Share Classes: Capital Assets Funds          2010             2010
                              Preferred Shares, Capital Assets Funds
                              Shares, Davidson Cash Equivalent Plus
                              Shares, Davidson Cash Equivalent Shares,
                              Institutional Money Market Shares,
                              Institutional Select Money Market Shares,
                              Premier Money Market Shares, Premium
                              Reserve Money Market Shares, and Service Shares

----------------------------- -------------------------------------------- ---------------- -----------------
                                         Tax-Exempt Portfolio              January 13,      September 30,
                              Share Classes: Capital Assets Funds          2010             2010
                              Shares, Davidson Cash Equivalent Shares,
                              DWS Tax-Exempt Cash Institutional Shares,
                              DWS Tax-Exempt Money Fund, DWS Tax-Free
                              Money Fund Class S, Premier Money Market
                              Shares, Service Shares, Tax-Exempt Cash
                              Managed Shares, and Tax-Free Investment
                              Class

----------------------------- -------------------------------------------- ---------------- -----------------
  CASH RESERVE FUND, INC.                                                  January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                             Prime Series                  January 13,      September 30,
                              Share Classes:  Prime Institutional Shares   2010             2010
                              and Prime Shares

----------------------------- -------------------------------------------- ---------------- -----------------


                                       17

----------------------------- -------------------------------------------- ---------------- -----------------

Fund                          Series & Classes                             Effective Date   Initial Term of
                                                                           of Agreement     Agreement
----------------------------- -------------------------------------------- ---------------- -----------------
     DWS ADVISOR FUNDS                                                     January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                      DWS Core Fixed Income Fund           January 13,      September 30,
                                                                           2010             2010
                              Share Classes: Class A, Class B, Class C,
                              Class R, Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                               DWS Diversified International Equity Fund   January 13,      September 30,
                                                                           2010             2010
                              Share Classes: Class A, Class B, Class C,
                              Class R, Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS High Income Plus Fund           January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                     DWS Lifecycle Long Range Fund         January 13,      September 30,
                              Share Classes: Class S and Institutional     2010             2010
                              Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS Mid Cap Growth Fund            January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                DWS RREEF Global Real Estate Securities    January 13,      September 30,
                                                 Fund                      2010             2010
                              Share Classes: Class A, Class C, Class S,
                              and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                 DWS RREEF Real Estate Securities Fund     January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class R, Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS Short Duration Fund            January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                     DWS Short Duration Plus Fund          January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                  DWS Short-Term Municipal Bond Fund       January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------


                                       18

----------------------------- -------------------------------------------- ---------------- -----------------

Fund                          Series & Classes                             Effective Date   Initial Term of
                                                                           of Agreement     Agreement
----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS Small Cap Growth Fund           January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                        NY Tax Free Money Fund             January 13,      September 30,
                              Share Classes: Investment Class and          2010             2010
                              Tax-Exempt New York Money Market Fund Class
----------------------------- -------------------------------------------- ---------------- -----------------
                                    Tax Free Money Fund Investment         January 13,      September 30,
                              Share Classes: Institutional Shares and      2010             2010
                              Premier Shares

----------------------------- -------------------------------------------- ---------------- -----------------
     DWS BALANCED FUND        Share Classes: Class A, Class B, Class C,    January 13,      September 30,
                              Class S, and Institutional Class             2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
     DWS BLUE CHIP FUND       Share Classes: Class A, Class B, Class C,    January 13,      September 30,
                              Class S, and Institutional Class             2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
  DWS COMMUNICATIONS FUND,    Share Classes: Class A, Class B, Class C,    January 13,      September 30,
            INC.              and Institutional Class                      2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
      DWS EQUITY TRUST                                                     January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                              DWS Alternative Asset Allocation Plus Fund   January 13,      September 30,
                              Share Classes: Class A, Class C, Class S,    2010             2010
                              and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                DWS Disciplined Long/Short Growth Fund     January 13,      September 30,
                              Share Classes: Class A, Class C, Class S,    2010             2010
                              and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                  DWS Disciplined Market Neutral Fund      January 13,      September 30,
                              Share Classes: Class A, Class C, Class S,    2010             2010
                              and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                DWS Select Alternative Allocation Fund     January 13,      September 30,
                              Share Classes: Class A, Class C, Class S,    2010             2010
                              and Institutional Class


----------------------------- -------------------------------------------- ---------------- -----------------


                                       19

----------------------------- -------------------------------------------- ---------------- -----------------

Fund                          Series & Classes                             Effective Date   Initial Term of
                                                                           of Agreement     Agreement
----------------------------- -------------------------------------------- ---------------- -----------------
 DWS GLOBAL/ INTERNATIONAL                                                 January 13,      September 30,
         FUND, INC.                                                        2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                DWS Emerging Markets Fixed Income Fund     January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                         DWS Global Bond Fund              January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              and Class S

----------------------------- -------------------------------------------- ---------------- -----------------
                                     DWS Global Opportunities Fund         January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS Global Thematic Fund            January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class R, Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                 DWS RREEF Global Infrastructure Fund      January 13,      September 30,
                              Share Classes: Class A, Class C, Class S,    2010             2010
                              and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
   DWS HIGH INCOME SERIES                                                  January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                         DWS High Income Fund              January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
      DWS INCOME TRUST                                                     January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                             DWS GNMA Fund                 January 13,      September 30,
                              Share Classes: Class A, Class C, Class S,    2010             2010
                              and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
  DWS INSTITUTIONAL FUNDS                                                  January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                         Cash Management Fund              January 13,      September 30,
                              Share Classes: Institutional Shares and      2010             2010
                              Prime Shares

----------------------------- -------------------------------------------- ---------------- -----------------
                                   Cash Reserves Fund Institutional        January 13,      September 30,
                                                                           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------


                                       20

----------------------------- -------------------------------------------- ---------------- -----------------

Fund                          Series & Classes                             Effective Date   Initial Term of
                                                                           of Agreement     Agreement
----------------------------- -------------------------------------------- ---------------- -----------------
                                    Daily Assets Fund Institutional        January 13,      September 30,
                                                                           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                     DWS Commodity Securities Fund         January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                      DWS EAFE Equity Index Fund           January 13,      September 30,
                              Share Class: Institutional Class             2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS Equity 500 Index Fund           January 13,      September 30,
                              Share Classes: Class S and Institutional     2010             2010
                              Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                   DWS Inflation Protected Plus Fund       January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS U.S. Bond Index Fund            January 13,      September 30,
                              Share Classes: Class A, Class S, and         2010             2010
                              Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
DWS INTERNATIONAL FUND, INC.                                               January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                   DWS Emerging Markets Equity Fund        January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS Europe Equity Fund             January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS International Fund             January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                              DWS International Value Opportunities Fund   January 13,      September 30,
                              Share Classes: Class A, Class C, Class S,    2010             2010
                              and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                     DWS Latin America Equity Fund         January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              and Class S

----------------------------- -------------------------------------------- ---------------- -----------------


                                       21

----------------------------- -------------------------------------------- ---------------- -----------------

Fund                          Series & Classes                             Effective Date   Initial Term of
                                                                           of Agreement     Agreement
----------------------------- -------------------------------------------- ---------------- -----------------
    DWS INVESTMENT TRUST                                                   January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS Capital Growth Fund            January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class R, Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS Growth & Income Fund            January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                     DWS Large Company Growth Fund         January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS S&P 500 Index Fund             January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              and Class S

----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS Small Cap Core Fund            January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              and Class S

----------------------------- -------------------------------------------- ---------------- -----------------
 DWS INVESTMENTS VIT FUNDS                                                 January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS Equity 500 Index VIP            January 13,      September 30,
                              Share Classes: Class A, Class B, and Class   2010             2010
                              B2

----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS Small Cap Index VIP            January 13,      September 30,
                              Share Classes: Class A and  Class B          2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
      DWS MONEY FUNDS                                                      January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                     DWS Money Market Prime Series         January 13,      September 30,
                              Share Classes: DWS Cash Investment Trust     2010             2010
                              Class A, DWS Cash Investment Trust Class
                              B, DWS Cash Investment Trust Class C, DWS
                              Cash Investment Trust Class S, and DWS
                              Money Market Fund

----------------------------- -------------------------------------------- ---------------- -----------------
   DWS MONEY MARKET TRUST                                                  January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS Money Market Series            January 13,      September 30,
                              Share Class: Institutional Class             2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------


                                       22

----------------------------- -------------------------------------------- ---------------- -----------------

Fund                          Series & Classes                             Effective Date   Initial Term of
                                                                           of Agreement     Agreement
----------------------------- -------------------------------------------- ---------------- -----------------
    DWS MUNICIPAL TRUST                                                    January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                    DWS Managed Municipal Bond Fund        January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                DWS Strategic High Yield Tax-Free Fund     January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
   DWS MUTUAL FUNDS, INC.                                                  January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                    DWS Gold & Precious Metals Fund        January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
    DWS PORTFOLIO TRUST                                                    January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS Core Plus Income Fund           January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                      DWS Floating Rate Plus Fund          January 13,      September 30,
                              Share Classes: Class A, Class C, Class S,    2010             2010
                              and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
    DWS SECURITIES TRUST                                                   January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS Climate Change Fund            January 13,      September 30,
                              Share Classes: Class A, Class C, Class S,    2010             2010
                              and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                         DWS Health Care Fund              January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
 DWS STATE TAX-FREE INCOME                                                 January 13,      September 30,
           SERIES                                                          2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                  DWS California Tax-Free Income Fund      January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              and Class S

----------------------------- -------------------------------------------- ---------------- -----------------
                                   DWS New York Tax-Free Income Fund       January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              and Class S
----------------------------- -------------------------------------------- ---------------- -----------------


                                       23

----------------------------- -------------------------------------------- ---------------- -----------------

Fund                          Series & Classes                             Effective Date   Initial Term of
                                                                           of Agreement     Agreement
----------------------------- -------------------------------------------- ---------------- -----------------
  DWS STATE TAX-FREE TRUST                                                 January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                    DWS Massachusetts Tax-Free Fund        January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              and Class S

----------------------------- -------------------------------------------- ---------------- -----------------
  DWS STRATEGIC GOVERNMENT    Share Classes: Class A, Class B, Class C,    January 13,      September 30,
      SECURITIES FUND         Class S, and Institutional Class             2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
 DWS STRATEGIC INCOME FUND    Share Classes: Class A, Class B, Class C,    January 13,      September 30,
                              and Class S                                  2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
   DWS TARGET DATE SERIES                                                  January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS LifeCompass 2015 Fund           January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              and Class S

----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS LifeCompass 2020 Fund           January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              and Class S

----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS LifeCompass 2030 Fund           January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              and Class S

----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS LifeCompass 2040 Fund           January 13,      September 30,
                              Share Classes: Class A, Class C, and         2010             2010
                              Class S

----------------------------- -------------------------------------------- ---------------- -----------------
                                    DWS LifeCompass Retirement Fund        January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              and Class S

----------------------------- -------------------------------------------- ---------------- -----------------
      DWS TARGET FUND                                                      January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                   DWS LifeCompass Protect 2017 Fund       January 13,      September 30,
                              Share Classes: Class A, Class C, Class S,    2010             2010
                              and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                         DWS Target 2010 Fund              January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                         DWS Target 2011 Fund              January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                         DWS Target 2012 Fund              January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------


                                       24

----------------------------- -------------------------------------------- ---------------- -----------------

Fund                          Series & Classes                             Effective Date   Initial Term of
                                                                           of Agreement     Agreement
----------------------------- -------------------------------------------- ---------------- -----------------
                                         DWS Target 2013 Fund              January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                         DWS Target 2014 Fund              January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
     DWS TAX FREE TRUST                                                    January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                  DWS Intermediate Tax/AMT Free Fund       January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
    DWS TECHNOLOGY FUND       Share Classes: Class A, Class B, Class C,    January 13,      September 30,
                              Class S, and Institutional Class             2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
   DWS VALUE EQUITY TRUST                                                  January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                         DWS S&P 500 Plus Fund             January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class R, and Class S

----------------------------- -------------------------------------------- ---------------- -----------------
   DWS VALUE SERIES, INC.                                                  January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                     DWS Dreman Mid Cap Value Fund         January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                    DWS Dreman Small Cap Value Fund        January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS Large Cap Value Fund            January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS Strategic Value Fund            January 13,      September 30,
                              Share Classes: Class A, Class B, Class C,    2010             2010
                              Class R, Class S, and Institutional Class

----------------------------- -------------------------------------------- ---------------- -----------------
   DWS VARIABLE SERIES I                                                   January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                             DWS Bond VIP                  January 13,      September 30,
                              Share Class: Class A                         2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS Capital Growth VIP             January 13,      September 30,
                              Share Classes: Class A and Class B           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------


                                       25

----------------------------- -------------------------------------------- ---------------- -----------------

Fund                          Series & Classes                             Effective Date   Initial Term of
                                                                           of Agreement     Agreement
----------------------------- -------------------------------------------- ---------------- -----------------
                                     DWS Global Opportunities VIP          January 13,      September 30,
                              Share Classes: Class A and Class B           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS Growth & Income VIP            January 13,      September 30,
                              Share Classes: Class A and Class B           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                          DWS Health Care VIP              January 13,      September 30,
                              Share Classes: Class A and Class B           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                         DWS International VIP             January 13,      September 30,
                              Share Classes: Class A and Class B           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
   DWS VARIABLE SERIES II                                                  January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                               DWS Alternative Asset Allocation Plus VIP   January 13,      September 30,
                              Share Classes: Class A and Class B           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                           DWS Balanced VIP                January 13,      September 30,
                              Share Class: Class A                         2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                           DWS Blue Chip VIP               January 13,      September 30,
                              Share Classes: Class A and Class B           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                    DWS Conservation Allocation VIP        January 13,      September 30,
                              Share Class: Class B                         2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS Core Fixed Income VIP           January 13,      September 30,
                              Share Classes: Class A and Class B           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                               DWS Diversified International Equity VIP    January 13,      September 30,
                              Share Class: Class A                         2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                  DWS Dreman Small Mid Cap Value VIP       January 13,      September 30,
                              Share Classes: Class A and Class B           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS Global Thematic VIP            January 13,      September 30,
                              Share Classes: Class A and Class B           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                DWS Government & Agency Securities VIP     January 13,      September 30,
                              Share Classes: Class A and Class B           2010             2010


----------------------------- -------------------------------------------- ---------------- -----------------


                                       26

----------------------------- -------------------------------------------- ---------------- -----------------

Fund                          Series & Classes                             Effective Date   Initial Term of
                                                                           of Agreement     Agreement
----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS Growth Allocation VIP           January 13,      September 30,
                              Share Class: Class B                         2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                          DWS High Income VIP              January 13,      September 30,
                              Share Classes: Class A and Class B           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS Large Cap Value VIP            January 13,      September 30,
                              Share Class: Class A and Class B             2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS Mid Cap Growth VIP             January 13,      September 30,
                              Share Class: Class A                         2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                      DWS Moderate Allocation VIP          January 13,      September 30,
                              Share Class: Class B                         2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                         DWS Money Market VIP              January 13,      September 30,
                              Share Class: Class A                         2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS Small Cap Growth VIP            January 13,      September 30,
                              Share Class: Class A                         2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                       DWS Strategic Income VIP            January 13,      September 30,
                              Share Class: Class A                         2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                        DWS Strategic Value VIP            January 13,      September 30,
                              Share Classes: Class A and Class B           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                          DWS Technology VIP               January 13,      September 30,
                              Share Classes: Class A and Class B           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                     DWS Turner Mid Cap Growth VIP         January 13,      September 30,
                              Share Class: Class A                         2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
    INVESTORS CASH TRUST                                                   January 13,      September 30,
                                                                           2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------
                                      DWS Variable NAV Money Fund          January 13,      September 30,
                                                                           2010             2010

----------------------------- -------------------------------------------- ---------------- -----------------
                                          Treasury Portfolio               January 13,      September 30,
                              Share Classes: DWS U.S. Treasury Money       2010             2010
                              Fund Class S, Institutional Class,
                              Investment Class, and Premier Money Market
                              Shares

----------------------------- -------------------------------------------- ---------------- -----------------


                                       27

----------------------------- -------------------------------------------- ---------------- -----------------

Fund                          Series & Classes                             Effective Date   Initial Term of
                                                                           of Agreement     Agreement
----------------------------- -------------------------------------------- ---------------- -----------------
TAX-EXEMPT CALIFORNIA MONEY   Share Classes: Institutional Shares and      January 13,      September 30,
        MARKET FUND           Premier Shares                               2010             2010
----------------------------- -------------------------------------------- ---------------- -----------------

                               On behalf of the above-listed entities in Appendix A


                               By:  /s/John Millette
                                    -----------------------------------
                                    Name:  John Millette
                                    Title:  Vice President & Secretary


                               DWS INVESTMENTS DISTRIBUTORS, INC.


                               By:  /s/Michael Colon
                                    -----------------------------------
                                    Name:  Michael Colon
                                    Title:  Director & Chief Operating Officer


                               By:  /s/Caroline Pearson
                                    -----------------------------------
                                    Name: Caroline Pearson
                                    Title:  Secretary



                                       28